UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2026

LIXTE BIOTECHNOLOGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

delaware	001-39717	20-2903526
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

433 Plaza Real, Suite 275

Boca Raton, Florida 33432

(Address of principal executive offices)

(631) 830-7092

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LIXT	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 11, 2026, Lixte Biotechnology Holdings, Inc., (the “Company”), Nomad Transportable Power Systems, Inc (“NOMAD”) and NBD Merger Sub, Inc., (“Merger Sub”), entered into a Merger Agreement (the “Merger Agreement”), pursuant to which Merger Sub is to be merged with and into NOMAD, with NOMAD surviving as a wholly-owned subsidiary of the Company (the “Merger”).

On June 30, 2026, the Company, Merger Sub and NOMAD entered into Amendment No. 1 to Merger Agreement (the “Merger Agreement Amendment”), which amends Section 2.04(d) of the Merger Agreement to modify the treatment of fractional shares of the Company’s common stock and amends and replaces Schedule I to the Merger Agreement to reflect the updated Merger Consideration.

The foregoing description of the Merger Agreement and Merger Agreement Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement and Merger Agreement Amendment, copies of which are filed as Exhibit 2.1 and Exhibit 2.2, respectively to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 1, 2026, the Merger was consummated by the filing of a Certificate of Merger filed with the Secretary of State of the State of Delaware (the “Effective Time”).

At the Effective Time of the Merger, each share of NOMAD common stock outstanding immediately prior to the Effective Time (other than dissenting shares and shares held by unaccredited stockholders) converted into the right to receive a pro rata portion of (i) up to 50,500 shares of newly designated Series D Convertible Preferred Stock of the Company (the “Exchange Preferred Shares”), having an original issue price of $1,000 per share and convertible into up to 50,500,000 shares of the Company’s common stock at a conversion price of $1.00 per share, and (ii) up to approximately 3,000,005 shares of the Company’s common stock (the “Exchange Common Shares” and, together with the Exchange Preferred Shares, the “Merger Consideration”). As a result of the foregoing, the Company issued 2,992,041 Exchange Common Shares and 50,366.07 Exchange Preferred Shares. The Series D Convertible Preferred Stock are non-voting until the Company’s stockholders approval of the conversion is obtained as part of the PubCo Stockholder Approval matters (as defined in the Merger Agreement). Unaccredited stockholders of NOMAD will received cash in lieu of shares, based on the 60-day volume-weighted average price of the Company’s common stock of $5.57.

In connection with the closing of the Merger, the Company and the holders of NOMAD common stock entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Company agreed to file a registration statement with the U.S. Securities and Exchange Commission (the “SEC”), within 30 days following the later of (i) the date on which PubCo Stockholder Approval (as defined in the Merger Agreement) is obtained, (ii) the date on which the Audit (as defined in the Merger Agreement) is completed, and (iii) the six (6)-month anniversary of the closing of the Merger registering the resale of, the Exchange Common Shares, and the Company’s common stock underlying the Exchange Preferred Shares; provided, however, if PubCo Stockholder Approval is not obtained within one year following the closing of the Merger, then the Company will use its best efforts to prepare and file with the SEC a registration statement covering the resale of the Exchange Common Shares and will file a subsequent registration statement covering the resale of the remaining registrable securities upon PubCo Stockholder Approval.

Additionally, the Company is required to hold a meeting of its stockholders within 60 days following the closing of the Merger to vote on, among other things, the approval of the conversion of the Series D Convertible Preferred Stock into shares of the Company’s common stock, an increase in authorized shares, and the election of directors (the “Stockholder Meeting”). The Company has also agreed to file a resale registration statement covering the shares of the Company’s common stock issuable upon conversion of the Series D Convertible Preferred Stock within 30 days following receipt of PubCo Stockholder Approval.

The Company’s board of directors (the “Board”) has set July 6, 2026 as the record date for the Stockholder Meeting, which meeting is to be held on or about September 4, 2026. The Company will prepare and file with the SEC, the required proxy materials with respect to the Stockholder Meeting, which final proxy materials will be mailed to stockholders at least 20 days prior to the Stockholder Meeting.

The Company also entered into a Stockholder Support Agreement with certain stockholders (the “Supporting Stockholders”) of the Company (the “Support Agreements”). Pursuant to the Support Agreements, the Supporting Stockholders have agreed, (i) to attend every meeting of any class of stockholders of the Company to cause all of the Stockholders’ Covered Shares (as defined in the Support Agreement) to be counted as present for the purpose of determining a quorum, (ii) to be present and vote in favor of, the Stockholder Approval Matters (as defined in the Merger Agreement), and all of the matters, actions and proposals necessary to consummate all of the transactions contemplated by the Merger Agreement, and (iii) to vote against any Adverse Proposal (as defined Support Agreement). The Supporting Stockholders have appointed the Company and any designee of the Company, as their proxies and attorneys-in-fact, with full power of substitution and resubstitution, to vote during the term of the Support Agreement in favor of the Stockholder Approval Matters.

The foregoing description of the Registration Rights Agreement and Support Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Registration Rights Agreement and Support Agreement copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K regarding the issuance of the Exchange Preferred Shares and the Exchange Common Shares is incorporated herein by reference.

The Exchange Preferred Shares and the Exchange Common Shares issued in connection with the Merger were issued in reliance upon exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), including Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder. The issuance of such securities did not involve a public offering, and the recipients acquired the securities for investment purposes and not with a view toward distribution. Unaccredited stockholders of NOMAD will receive cash in lieu of shares.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2026, the Board appointed John Travaglini to the Board, effective immediately, with a term expiring at the Company’s 2026 annual meeting of stockholders. The Company has not yet determined the committee(s) on which Mr. Travaglini will serve.

In connection with his appointment, Mr. Travaglini will participate in the Company’s standard non-employee director compensation program, as described under “Director Compensation” in the Company’s proxy statement for its 2025 annual meeting of stockholders filed with the Securities and Exchange Commission on October 27, 2025. Mr. Travaglini will also enter into the Company’s standard form of indemnification agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

There are no arrangements or understandings between Mr. Travaglini and any other person pursuant to which he was selected as a director, and there are no family relationships between Mr. Travaglini and any director or executive officer of the Company. There are no transactions involving Mr. Travaglini that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 1, 2026, the Board approved an amendment to the Company’s Certificate of Incorporation (the “Certificate of Amendment”) to change the name of the Company from “Lixte Biotechnology Holdings, Inc.” to “Nomad Power Solutions, Inc.” effective on July 3, 2026 (the “Name Change”). The Board also approved an amendment to the Company’s Amended and Restated Bylaws (the “Bylaw Amendment”). Pursuant to the Bylaw Amendment, the following sentence is deleted from Section 3.3.

“As provided in the Certificate of Incorporation, the directors of the Corporation shall be divided into three (3) classes.”

A copy of the Certificate of Amendment and Bylaw Amendment are filed as Exhibit 3.1 and 3.2 respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Additionally, on July 1, 2026, the Company, filed a Certificate of Designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware to establish the designations, powers, preferences and rights, and the qualifications, limitations and restrictions, of its Series D Non-Voting Convertible Preferred Stock, par value $0.0001 per share (the “Series D Preferred Stock”). The Certificate of Designations designated 50,500 shares of the Company’s authorized preferred stock as Series D Preferred Stock and became effective upon filing.

The Certificate of Designations sets forth the terms of the Series D Preferred Stock, including, among other things, the liquidation preference and the amount payable in respect of each share in the event of the Company’s voluntary or involuntary liquidation, winding-up or dissolution; the ranking of the Series D Preferred Stock relative to the Company’s common stock and other classes or series of capital stock with respect to the payment of dividends and the distribution of assets. The Series D Preferred Stock is convertible into shares of the Company’s common stock at a conversion price of $1.00 per share with a liquidation value of $1,000. The Series D Preferred Stock are convertible into shares of the Company’s common stock from and after the date of Stockholder Approval (as defined in the Certificate of Designations). Additionally, if Stockholder Approval is not obtained within one year after the original date of issuance, each share of Series D Preferred Stock will accrue a cumulative dividend at a rate of 7% per annum of $1,000 (the liquidation value), compounding annually, payable quarterly in arrears in cash, until the earlier of the date PubCo Stockholder Approval is obtained or the date no shares of Series D Preferred Stock remain outstanding, with any accrued but unpaid dividends payable upon conversion, redemption, repurchase or liquidation. Holders of Series D Preferred Stock shall be entitled to receive dividends on an as-converted basis equal to and in the same form as dividends actually paid on shares of the Company’s common stock when, as, and if such dividends are declared and paid on shares of the Company’s common stock by the Board.

The foregoing description of the Series D Preferred Stock and the Certificate of Designations do not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designations, which is filed as Exhibit 3.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On July 2, 2026, the Company issued a press release announcing the closing of the Merger Agreement, the Name Change and symbol change.

A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 disclosure, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure, including Exhibits 99.1, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

In connection with the Name Change described in Item 5.03 above, the Company’s common stock will begin trading under the new name “Nomad Power Solutions, Inc.” on the NASDAQ stock market effective July 6, 2026. The Company’s ticker symbol will change from “LIXT” to “NMAD,” effective July 6, 2026. The CUSIP number for the Company’s common stock will not change.

Existing stock certificates representing shares of the Company’s common stock will not be affected by the Name Change and will not need to be exchanged. Any new stock certificates issued will bear the name “Nomad Power Solutions, Inc.”

Cautionary Statement Regarding Forward-Looking Statements

The Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, including without limitation statements regarding the Company’s strategic priorities, the receipt of stockholder approval, product development and business prospects, and the anticipated use of proceeds, and can be identified by the use of words such as “may,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “potential,” “should,” “continue” or the negative versions of those words or other comparable words. Forward-looking statements, including, but not limited to, anticipated growth from its recently acquired company, NOMAD Transportable Power Systems. These forward-looking statements are based on information currently available to the Company and its current plans or expectations and are subject to a number of risks and uncertainties that could significantly affect current plans. Should one or more of these risks or uncertainties materialize, or the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, performance, or achievements. Except as required by applicable law, including the securities laws of the United States, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results.

Additional Information about the Merger and Where to Find It

The Company intends to file a proxy statement in connection with the PubCo Stockholder Approval. Investors and stockholders are urged to read this filing when it becomes available because it will contain important information about the transaction. This Current Report on Form 8-K does not constitute an offer of any securities for sale or the solicitation of any proxy. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PUBCO STOCKHOLDER APPROVAL CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PUBCO STOCKHOLDER APPROVAL AND RELATED MATTERS. Investors and stockholders may obtain free copies of the proxy statement and other relevant documents (when they become available) and other documents filed with the Securities and Exchange Commission at the Securities and Exchange Commission’s web site at: www.sec.gov. In addition, investors and stockholders may obtain free copies of the documents filed with the Securities and Exchange Commission by the Company by contacting Geordan Pursglove, Chief Executive Officer, at (631) 830-7092.

Participants in the Solicitation

The Company, and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the PubCo Stockholder Approval. Investors and security holders are urged to read the Company’s proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the PubCo Stockholder Approval. Additional information regarding directors and executive officers of the Company is also included in the Company’s annual report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission, which is available as described above.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and shall not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote in any jurisdiction pursuant to the PubCo Stockholder Approval or otherwise, nor shall there be any sale of securities in any jurisdiction in contravention of applicable law. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses or Funds Acquired. As permitted by Item 9.01(a)(3) of Form 8-K, any financial statements required by this Item will be filed by amendment to this Report within 71 days following the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information. As permitted by Item 9.01(b)(2) of Form 8-K, any financial statements required by this Item will be filed by amendment to this Report within 71 days following the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits. The following exhibits are filed herewith.

Exhibit Number	Description
2.1	Merger Agreement, dated as of June 11, 2026, by and among Lixte Biotechnology Holdings, Inc., NBD Merger Sub, Inc., and NOMAD Transportable Power Systems, Inc., (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed on June 16, 2026, and incorporated herein by reference)*
2.2	Amendment No. 1 to Merger Agreement, dated as of June 30, 2026, by and among Lixte Biotechnology Holdings, Inc., NBD Merger Sub, Inc., and NOMAD Transportable Power Systems, Inc.*
3.1	Certificate of Amendment of Certificate of Incorporation of Lixte Biotechnology Holdings, Inc.
3.2	Amendment to Amended and Restated Bylaws
3.3	Certificate of Designations of Preferences, Rights and Limitations of Series D Non-Voting Convertible Preferred Stock
10.1	Registration Rights Agreement
10.2	Stockholder Support Agreement
10.3	Form of Indemnification Agreement
99.1	Press Release, dated July 2, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

* Certain schedules and exhibits to the Merger Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2026	LIXTE BIOTECHNOLOGY HOLDINGS, INC.
(Registrant)

	By:	/s/ Geordan Pursglove
Geordan Pursglove
President and Chief Executive Officer